Exhibit 4.2

MPeters 11-30-04	MICHAEL/RM ETHER 19 TSB17962

THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA,JERSEY CITY, NJ
NUMBER	OR NEW YORK, NY	SHARES

IB	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 000000 00 0

COMMON STOCK
PAR VALUE $.01

Interline Brands, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CERTIFICATE OF STOCK

This Certifies that

is the owner of

FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK OF

[SEAL]

Interline Brands, Inc. (hereinafter called the “Corporation”) transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
American Bank Note Company

Dated:
COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR
Signature to Come	Signature to Come	BY
/s/ Stephen Cesso
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER	PRESIDENT AND CHIEF EXECUTIVE OFFICER	AUTHORIZED SIGNATURE

INTERLINE BRANDS, INC.

The Company will furnish without charge to each stockholder, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	– as tenants by the entireties		(Cust)		(Minor)
JT TEN	– as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE	PROOF OF NOVEMBER 30, 2004
COLUMBIA, TENNESSEE 38401	INTERLINE BRANDS, INC.
(931) 388-3003	TSB 17692 BK
SALES: L. TOGLIA 212-269-0339X16	Operator:	Ron

/ ETHER 19 / LIVE JOBS / I / INTERLINE 17692 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:        OK AS IS       OK WITH CHANGES        MAKE CHANGES AND SEND ANOTHER PROOF